UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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The following is a transcript in connectionw with the Analysist and Investor Webcast and Conference Call host on August 24, 2015:

CORPORATE PARTICIPANTS

Daniel S. Tucker	Arthur P. Beattie
Vice President, Investor Relations & Financial Planning	Chief Financial Officer & Executive Vice President

Thomas A. Fanning	Andrew W. Evans
Chairman, President & Chief Executive Officer	President & Chief Operating Officer, AGL Resources Inc.

John W. Somerhalder II
Chairman & Chief Executive Officer, AGL Resources Inc.

OTHER PARTICIPANTS

Dan L. Eggers	Paul T. Ridzon
Credit Suisse Securities (USA) LLC (Broker)	KeyBanc Capital Markets, Inc.

Brian J. Chin	James von Riesemann
Bank of America Merrill Lynch	Mizuho Securities USA, Inc.

Steven I. Fleishman	Ali Agha
Wolfe Research LLC	SunTrust Robinson Humphrey, Inc.

Shahriar Pourreza	Greg Gordon
Guggenheim Securities LLC	Evercore ISI

Stephen Calder Byrd	Mark Barnett
Morgan Stanley & Co. LLC	Morningstar Research

Julien Dumoulin-Smith
UBS Securities LLC

MANAGEMENT DISCUSSION SECTION
Operator: Good day, my name Dimitria, and I will be your conference operator today. At this time, I would like to welcome everyone to the Southern Company Conference Call. All lines have been placed on mute to prevent any background noise. After the speakers’ remarks, there will be a question-and-answer session. As a reminder, this conference is being recorded on Monday, August 24, 2015.
I would now like to turn the call over to Mr. Dan Tucker, Vice President of Investor Relations and Financial Planning. Please go ahead, sir.
Daniel S. Tucker
Vice President, Investor Relations & Financial Planning
Thank you, Dimitria. Good morning everyone, and thank you for joining us on such short notice today. Earlier this morning, Southern Company announced the definitive agreement to purchase AGL Resources in an all -cash transaction. Joining me today to discuss this transaction are Tom Fanning, Chairman, Chief Executive Officer and President of Southern Company; and Art Beattie, CFO. Also joining us is John Somerhalder, Chairman and CEO of AGL Resources; as well as Drew Evans, President and Chief Operating Officer; and Sarah Stashak, Director of Investor Relations. Welcome to all of you.
In just a moment, Tom will provide an overview of the transaction as well as the strategic relational underpinning our board’s decision to approve this acquisition. Then, since many of you are not as familiar with AGL Resources as you are Southern Company, John will provide a brief overview of that business, followed by Art, who will provide you with an overview of the pro forma combined company. After closing remarks, we will take your questions.
Before we get started, let me remind you that we will make forward-looking statements today in addition to providing historical information. Various important factors could cause actual results to differ materially from those indicated in the forward-looking statements, including those discussed in each of Southern Company’s and AGL Resources’ Form 10-K and subsequent filings, including the Form 8-K filed this morning to announce the transaction. The slides we will discuss on today’s call may be viewed on our Investor Relations website at investor.southerncompany.com.
At this time, I’ll turn the call over to Tom Fanning.
Thomas A. Fanning
Chairman, President & Chief Executive Officer
Thank you, Dan. We are very excited to be making this announcement today. As you can see from our press release this morning, this transaction has tremendous expected benefits for our shareholders including increases in our expected growth rates for EPS and, subject to board approval, dividend as well as persuasive industrial logic that should position these two companies for great long-term success.
The evolution of natural gas in the United States has been a topic of much discussion in recent years. Largely driven by an abundance of low cost natural gas, Southern Company has significantly increased its own electricity production from natural gas over the last several years, something we were better positioned to do than most, all for the benefit of our customers. Going forward, the future of natural gas is expected to be influenced by continued low natural gas prices, federal environmental regulations and customers who will have more and more options when it comes to energy consumption. We believe that the acquisition of AGL Resources better positions Southern Company to succeed in that future, particularly a future in which there is a need for more gas infrastructure, something I have talked about for years.

The slide provides a brief overview of this transaction. Southern Company has agreed to acquire each outstanding share of AGL Resources for $66 in cash. At closing, AGL Resources will become the third largest operating subsidiary of Southern Company and will operate alongside Alabama Power, Georgia Power, Gulf Power, Mississippi Power and Southern Power. Similar to the Southern Company’s other traditional operating companies, we will maintain an external board of directors for AGL Resources to provide additional oversight and guidance to the business going forward.
As a result of this transaction, we expect to issue a combination of debt and equity. A portion of the equity will be issued prior to closing with the remainder issued over time through 2019. Credit quality has always been a priority for Southern Company and that focus remains unchanged with this transaction. We believe this preserves the financial integrity necessary to fund our existing business including Southern Power. It should also position us well to continue our pursuit of other value accretive investments including additional gas infrastructure.
We anticipate closing the acquisition in the second half of 2016, subject to customary approvals including several state utility and other regulatory commission and a federal Hart -Scott-Rodino review. Slide six details the key approvals including the states in which we will need the approval of the state utility regulators.
Let’s now turn to the strategic rationale for this combination. First and foremost, AGL Resources is a company very akin to Southern Company when it comes to its customer-focused business model. Both companies have a track record of successfully delivering clean, safe, reliable and affordable energy for customers. This has certainly been Southern Company’s DNA for decades and the addition of AGL Resources to the Southern Company family will expand the markets and customer base to which Southern Company acquires that proven business model. With this acquisition, Southern Company’s traditional utility subsidiaries are projected to have approximately 9 million utility customers, the second largest total in the United States.
Secondly, there is a critical element of our ongoing financial policy: value is a function of risk and return. Much like Southern Company, the vast majority of AGL Resources’ earnings and cash flows come from strong regulated utility subsidiaries. We see great value in the predictability and increased scale that AGL Resources brings to our regulated earnings profile. Beyond the natural fit inherent in two highly complementary businesses, we also believe strongly that now is the right time for this transaction.
We foresee an emerging convergence of technology, consumer behavior, market forces and regulatory changes, which over time will change the way customers use energy. We’ve been talking for some time now about the necessity for an expansion of natural gas infrastructure. We expect natural gas use in United States will increase in the future. Supply is abundant. Prices are low. The dramatic increase in natural gas use for electric generation is a prime example.
On a standalone basis, Southern Company’s use of natural gas is projected to increase to 1.8 bcf per day in 2015, a 20% increase over the past three years. Our natural gas usage has nearly doubled in the last 10 years and by 2020, this number could grow to as much as 2.2 bcf per day. The throughput on the AGL Resources system currently averages over 2 bcf per day. And additionally, AGL Resources’ retail energy business purchases significant amount of natural gas for its end-use customers. Combined, our use of natural gas will grow to well over 4 bcf per day, making Southern Company the most important consumer of natural gas in the United States.

The long-term outlook would indicate that even more natural gas will be needed when you consider sustained low natural gas prices, growing U.S. economy, LNG export facility and the potential impact of federal environmental regulations.
However, despite what many believe to be century’s worth of cheap natural gas supply, sufficient infrastructure does not currently exist in all regions to accommodate the anticipated growth. Southern Company has been exploring opportunities to participate in new natural gas infrastructure for some time. AGL Resources, at a modest scale, is already a participant in several major projects and has an experienced midstream management team. We expect the combined company will be able to compete for more and larger opportunities in the future and to further increase supply.
Finally, a point about how customers use energy. It has been our argument for some time now that energy efficiency is not about using less rather it is about using energy more wisely. We have begun to refer to this as energy productivity. We believe this strategic transaction increases our opportunity to compete in providing critical energy offerings. Not only do we expect our long-term customer-focused business model to be enhanced, but the addition of AGL Resources is also expected to provide Southern Company with a unique platform for long - term success and growth across the energy value chain.
Now, before I turn the call over to John Somerhalder of AGL Resources to give a brief overview of that business, let me first say thank you to him and the entire team at AGL Resources. The last several weeks have demonstrated to us what we have already believed that the AGL Resources’ team is a world class organization, and that they have built a great company, poised for even greater success long-term.
I’ll look forward to the outstanding future between these two companies. John, take over.
John W. Somerhalder II
Chairman & Chief Executive Officer, AGL Resources Inc.
Thanks, Tom. I am honored to be here as part of this announcement. We could not have asked for a better company or a better management team to have been working with throughout the process that led to us reaching this agreement. Obviously, this transaction and the premium embedded in the price is providing tremendous value to the AGL Resources’ shareholders. And as a management team, we are very excited to become part of the larger energy platform that you described in your remarks, Tom.
Additionally, AGL Resources and Southern Company have long been two leading corporate citizens and each has served their respective communities, including those outside of Georgia, extremely well. We look forward to the combined company continuing that tradition going forward.
And now, for a brief overview of AGL Resources, as Tom mentioned, AGL Resources is a largely regulated company. Over 70% of our earnings come from our regulated gas distribution companies. In order of rate base size, we serve seven regulated jurisdictions in Georgia, Illinois, Virginia, New Jersey, Florida, Tennessee and Maryland. This distribution business serves a total of 4.5 million customers and the two largest customer bases at Nicor and Atlanta Gas Light serve 2.5 million and 1.6 million customers respectively.
AGL Resources also has an established and growing midstream business. This business includes gas storage and LNG facilities as well as pipelines. AGL Resources is active in at least three major pipeline development projects: Dalton Pipeline, PennEast Pipeline and the Atlantic Coast pipeline. Our investment in these projects, all of which are more than 90% contracted, is expected to total over $650 million.

Additionally, AGL Resources has retail energy and services businesses serving over 1.4 million customers across the Eastern United States. The retail energy business, which serves over 700,000 customers, is part of a longstanding successful partnership named SouthStar of which AGL Resources owns 85%. This business operates in 11 states including those served by our regulated operations both on the Southern Company side and on the AGL side plus the Carolinas and Ohio.
Overall, AGL Resources expects to make over $5 billion in capital investments over the next five years, 95% of which are dedicated to the regulated utilities or contracted pipeline projects. Our financial plan, much like that of Southern Company, is bolstered the fact that we operate in constructive regulatory jurisdictions. As a result, a large portion of the regulated investments and growth in our plan is attributed to infrastructure and pipeline replacement rider.
Factoring in the combination of retail margins, strong risk management practices and a healthy balance sheet, we believe the AGL Resources’ financial plan provides for tremendous value creation.
Our management team and the board of directors whole heartedly support this transaction and we believe it will provide new opportunities and enhanced value for our shareholders, customers and employees. Investors can learn more about AGL Resources by visiting our Investor Relations website at ir.aglr.com.
I’ll now turn the call over to Art to discuss the pro forma outlook for the combined companies.
Arthur P. Beattie
Chief Financial Officer & Executive Vice President
Thank you, John. As Tom mentioned, this transaction is a game changer for Southern Company. At approximately 1,500 Bcf annually not only is the combined natural gas deployment for these two companies significant, but we are also gaining substantial scale. Total State-regulated utility rate base for the combined companies will increase to over $50 billion; regulated utility customers are expected to total approximately 9 million, split about evenly between electric and natural gas.
This is an $8 billion cash transaction. As a result of this transaction, we expect to issue a mix of both debt and equity. Southern Company remains committed to a high-level of financial integrity and credit ratings are v ery important to us. We intend to utilize equity plans that we have used in the past or potentially other sources of equity over time to target credit metrics supportive of our current ratings by 2019, the third full -year after the expected closing date. We expect to begin our equity issuances later this year and to continuing issuing equity through 2019 targeting a cumulative total of $3 billion.
As Tom mentioned earlier, we believe this plan preserves our ability to invest an additional value accretive opportunities as they arrive. This transaction is expected to be accretive to Southern Company’s ongoing EPS in the first full-year after closing and accretive to our long-term EPS growth rate.
Our new long-term EPS growth rate is measured from the 2015 EPS guidance range of $2.76 to $2.88 that was provided this past February is expected to be 4% to 5%. Additionally, while dividend decisions are the purview of our board of directors, the increased EPS growth rate is expected to provide opportunities, increase our dividend growth rate relative to the current projected increases of $0.07 per share for year.
I’ll now turn the call back over to Tom for his closing remarks.

Thomas A. Fanning
Chairman, President & Chief Executive Officer
Thanks, Art. Earlier this year, Southern Company published its 2014 Annual Report to shareholders with the cover titled that read, Doing Energy Better. Inside the report, we described ways in which Southern Company was making energy better and moving energy better, so that customers could use energy better.
We truly believe that this transaction makes for an even stronger embodiment of that theme and that our customers, communities, employees and shareholders will all benefit from the combination of these two great companies.
We are now ready to take your questions. Operator, we’ll now take the first question.
QUESTION AND ANSWER SECTION
Operator: Thank you. [Operator Instructions] Our first question comes from the line of Dan Eggers with Credit Suisse. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hey, Dan. How are you?

Dan L. Eggers	Q
Credit Suisse Securities (USA) LLC (Broker)

Hey, good morning, guys. Just a couple of questions, I guess, number from a financing perspective, Art, the $3 billion of equity would we layer out kind of ratably 2015, 2016, 2017, 2018, 2019 to work [indiscernible] (19:17) $3 billion by [ph] $4.5 billion (19:18) [indiscernible] (19:19) what you guys are thinking about?

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

Yeah, Dan, I think you’re thinking about it right. We’re going to look at other options and opportunities. But as far as our plan right now, that’s what we do. We will begin doing a dribble program, which we have done in the past, probably beginning early next year. But, otherwise, we’ll depend on our dividend reinvestment and our employee savings programs to fund that additional equity.

Dan L. Eggers	Q
Credit Suisse Securities (USA) LLC (Broker)

Okay. And then, I guess, just from a credit metrics perspective, can you walk through how well you guys think you can go and maintain kind of the A-rating in that what could be the target by 2019, [indiscernible] (19:59) this would calibrate our numbers?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah. We’ll issue some debt to largely to fund the purchase transactions upfront, but our commitment and our discussions with the rating agencies basically outlined a plan – a financing plan that would get us back to a consistent metric and a risk profile that we believe is stronger combined by the 2019 timeframe.

Dan L. Eggers	Q
Credit Suisse Securities (USA) LLC (Broker)

Okay. So are the – what kind of [indiscernible] (20:35) to our expectations if that’s the right number we should be focused on?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Well, the numbers are generally in the range of where we are to -date in terms of just the metrics, but we also had to pay attention to the qualitative risks around this. And when we look at AGL, we see a more diversified regulated business that becomes a larger Southern Company platform with larger scale. We think that weighs heavily on the risk analysis associated with our securities going forward.

Dan L. Eggers	Q
Credit Suisse Securities (USA) LLC (Broker)

Does that mean you think you’re going to have one of these credit column jumps to a better position with AGL lowering your risk, kind of, like what maybe Exelon did with Pepco and that sort of step-up is a balanced sort of move.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

I’m not familiar with what Exelon did with Pepco, but that’s what I’ve outlined is basically where we’re headed.

Dan L. Eggers	Q
Credit Suisse Securities (USA) LLC (Broker)

Okay. Very good. Thank you, guys.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thanks, Dan.

Operator: Our next question comes from the line of Brian Chin with Bank of America Merrill Lynch. Please go ahead with your question.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hey, Brian.

Brian J. Chin	Q
Bank of America Merril Lynch

Hi. Good morning.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Good morning.

Brian J. Chin	Q
Bank of America Merril Lynch

On the comments about your equity issuance and you mentioned other sources of equity, was that in reference to the dribble plans, or would you consider looking at other sources of equity like convertibles [ph] and some (22:07) other metrics?

Thomas A. Fanning	Q
Chairman, President & Chief Executive Officer

Yeah. Like a mandatory converter, something like that. We think on this deal we can do dribble and our regular old plans and satisfy all our equity needs by 2019.

Brian J. Chin	Q
Bank of America Merril Lynch

And should we think about that mandatory as being done in one piece and then the rest of it is ratable, or how – can you give a little more color there?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

If I was going to model it, Brian, I would do it with kind of our plans operating. As Art said, we’ll turn those on at the end of the year or so at about $400 million a year with the balancing dribble.

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

Yep.

Brian J. Chin	Q
Bank of America Merril Lynch

Okay, great. And then, I’m sorry if I missed this in your prepared comments, but that 4% to 5% EPS CAGR that was off of a base year of which year and which number?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Current guidance.

Brian J. Chin	Q
Bank of America Merril Lynch

Current guidance. Okay, and then, lastly with regards to debt issuance, you said that there would be debt issuance upfront. Is that something that we should be thinking about upon close of the deal? Or can you give us just a better sense of timing on that?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah. It will be sometime probably – it depends on the closing date of the transaction, but sometimes second quarter, early third quarter of next year.

Brian J. Chin	Q
Bank of America Merrill Lynch

Great. Thank you very much.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yes, sir.

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

You bet. Thank you.

Operator: Our next question comes from the line of Steven Fleishman with Wolfe Research. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hello, Steve.

Steven I. Fleishman	Q
Wolfe Research LLC

Hey, hi, good morning, Tom. So question on the – you guys have always talked about EVA and such when you’ve done – looked at acquisitions and investments. And it’s been decades where you hadn’t really done, kind of, a utility-ish-oriented deal like this. So I’m curious, kind of, how you’re seeing the EVA work well on this versus things not really working well for a decade or two before this?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah, piece of cake. You know that we’ve evaluated these kinds of opportunities as an ongoing matter. And we’ve talked a lot about that. It was interesting how this developed. We were actually – John and I were actually having a dinner one night, and we were just talking. I was seeking his advice frankly on some natural gas infrastructure opportunities we had in front of us. And in the course of the discussion, we started noting kind of the joint interest of both companies, and that’s really where this conversation started.

When we got into, kind of, tearing apart the financials of AGL Resources, one of the things that we were struck by was that this is a company that already had a terrific level of financial integrity and could speak to its own earnings per share growth rate between 6% and 9% largely through already approved writers that were associated with natural gas pipelines replacement programs.

And so we started looking at that, and we said, you know what, on a risk-adjusted basis, we think AGL is undervalued. And that really started kind of a deep interest. Then when you consider kind of the position of increasing our long-term growth rate and increasing our ability, assuming the board goes with us to increase the rate of growth of dividend, it’s pretty easy to see that this deal accretes to Southern Company value in a very compelling way. Recall, EVA is all about risk and return. We believe the increased returns and the increased benefits to our dividend policy, on a risk-adjusted basis, looks very sure to us.

Steven I. Fleishman	Q
Wolfe Research LLC

Okay.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

So going forward, this makes perfect sense.

Steven I. Fleishman	Q
Wolfe Research LLC

Okay. And then, just on the – I don’t know, AGL’s unregulated businesses very well. Could you guys maybe give us a little more color on the nature of those and is your plan to continue to keep and expand those? Or do you plan to de-risk them, or maybe just a little more color there?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

I’ll turn this over to the AGL guys. But right now they are spoken – I think your earnings were 70% associated with regulated businesses probably with the advent of the pipeline being developed by 2019, it goes to 80%.

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

That’s correct, Tom.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

The vast majority of the remaining 20% is tied up in the Georgia retail natural gas program. John, you want to?

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

That’s correct. As Tom said, a little over 70% now just regulated gas distribution with the pipeline investments between gas distribution with the investments largely with rider surcharge programs and then the pipelines that largely fully contracted that will move to 80%. And as Tom said, the majority of the remaining of our businesses is the retail business and established market here in Georgia, where we have about 500,000 customers, and then additional customers up in Illinois and then a few – and number of other states as well and then retail services. Those are businesses that have performed well over the last decade or so. So we see stability in those businesses as well even though those are outside of our regulated businesses. That makes up the majority of our earnings.

Steven I. Fleishman	Q
Wolfe Research LLC

Okay. And then just finally just clarity on maybe not on the metrics, but with your discussions with the rating agencies, is your sense that they will keep your ratings on current – kind of as they are based on this or?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Well, what I’ve said is about 2019, we expect to be back in the same range of metrics, and frankly, a little bit better position from a qualitative perspective from risk. There will be, at stake, here is our commitment to issue the equity over time. I can’t speak for them. But back when we spun Mirant, back in 2000, we made commitments to issue equity. I think our equity ratio was in the low-to-mid 30%s and we certainly made good on our promises there. And part of our goodwill around this is issuing equity starting late this year through our internal program.

Steven I. Fleishman	Q
Wolfe Research LLC

Okay, thank you very much.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

You bet. Thank you.

Operator: Our next question comes from the line of Shar Pourreza with Guggenheim Partners. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Good morning.

Shahriar Pourreza	Q
Guggenheim Securities LLC

Art, in your prepared remarks, I think, I appreciate the additional guidance on the equity, but you did mention to access additional accretive opportunities as they arise. Are you thinking additional like M&A deals, or can you just elaborate on that?

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

Well, I think, Tom mentioned other opportunities in gas infrastructure of – beyond that, we chatted about that a little bit on earnings calls, but that’s the general comment – general nature of that comment.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah, If I can give you a little more flavor, I think what we said in our July earnings call is that on a number of fronts, our growth aspirations really exceed our plan so far. When you think about Southern Power, I guess, I think, really because of our historical kind of conservative tax position, we find tremendous opportunities and we’re exceeding our plans of being able to continue to see the growth program, particularly, in solar, a little bit in wind. That will continue, certainly, we believe for the next year or so.

When you think about kind of the Clean Power Plan, we’ve always viewed that in terms of more infrastructure development moving probably away from coal and building more generation to supplant that. To the extent you add more renewables, you will require, just rule of thumb, megawatt for megawatt backup generation in order to support the intermittent generation that is largely spoken for with wind and solar resources. So we think all of that makes sense.

Now as we continue to add more gas, either on its own to replace coal or in association with more renewables, we know that we need, and I’ve been very consistent about talking about this, more gas infrastructure.

In fact, as I mentioned before, how John and I started talking about all this was in considering potential other gas infrastructure opportunities. Those opportunities certainly remain – and I think with the addition of the deep institutional talent that AGL has, we certainly look forward to pursuing those opportunities. When I think about adding AGL Resources to the Southern Company family of companies, we view this clearly as a growth platform and we look forward to executing on that growth, maybe more to come.

Shahriar Pourreza	Q
Guggenheim Securities LLC

Got it. Got it. And then, just on AGL’s midstream assets, just today’s transaction cause you to reassess sort of the size or the scalability of Southern Power relative to what the comments that came out of the Q2 call?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah. If you’re referring to the comments, someone asked, I think, how big Southern Power could be without impacting credit, I think was the question. And we said it could double. I think it could double or now a little bit better, if you just do the math, they could certainly grow a good bit. We’ve got lots of headroom for Southern Power to grow and we look forward to executing on that. We’ve started talking about deals now beyond kind of 2015/2016 timeframe into 2017 and beyond for the rest of this decade. I think there is a very great future there.

Shahriar Pourreza	Q
Guggenheim Securities LLC

Got it. And just lastly, the State filings, when we should expect that process to begin?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Probably in the next 30 days to 45 days.

Shahriar Pourreza	Q
Guggenheim Securities LLC

Excellent. Well, congrats on the transaction.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you. Appreciate it.

Operator: Our next question comes from the line of Stephen Byrd with Morgan Stanley. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Stephen, how are you?

Steven I. Fleishman	Q
Wolfe Research LLC

Hi. Good morning. Very well, thank you very much. Thanks for taking my questions. I wanted to just explore the gas infrastructure opportunity a little bit further. Obviously, both companies are going to need significant amounts of infrastructure. Could you just talk a little bit more, give a little more color in terms of how we could think about, how should we see that procurement effort unfold? And one exam ple would be, are there ways to actively coordinate on an overall basis, does this lead to near-term changes in terms of procurement needs? Or is this more of a long-term vision? I just wanted to better understand that.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Let’s target this. It should parallel, I think, our increase in demand that we’ve outlined so far. We should think about just on normal basis, adding pipeline infrastructure to support for the rest of the decade, but as I m entioned [ph] a moment ago (34:05) Clean Power Plan and a variety of other things, we certainly have the ability to increase that into the early 2020. Likewise, I know AGL has been thinking about some plans, kind of, in the upper Midwest across into Illinois. There’s lots of opportunities there as well.

So, look, I think there are plenty of pipeline opportunities for us to pursue. And now, it’s even more important. So, ultimately, these are things that I think will get tremendous traction. We become even in a better position to think about how to develop that infrastructure. And recall, we need this infrastructure all to serve our customers. When we think about the nation’s energy future, we need more infrastructure. We’re now in a position with the combined talents of these two companies to be even more aggressive in doing that.

Stephen Calder Byrd	Q
Morgan Stanley & Co. LLC

Understood. So, it sounds like it’s fair to say that given your combined gas needs that there could be ways that you could aggregate that more efficiently, serve that need, et cetera and that can lead to just more spending over time.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

No, question. And then, marry that with renewables and everything else, providing that kind of infrastructure is just really important.

Stephen Calder Byrd	Q
Morgan Stanley & Co. LLC

Understood. Just wanted to shift back to the unregulated businesses, back to Steve’s question, just to follow up a little bit on it, in terms of how you think about the integration of that business with Southern Company overall in terms of whether that’d be any synergy opportunity or on a positive side, in terms of how that integrates, but then also on the risk side, how do you think about the risk of that business? Are you comfortable with the risk level of that? Is that – today is that something we should expect to stay back with the same size it is now or can you just give a little more color on that business as well, please?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Well, first of all, when I look at the Sequent business line largely of AGL, it’s been a real good performer for them and about half of Sequent, just in round numbers, serves their regulated business in order to provide hedging and a variety of useful activities.

Sequent is reasonably a small business and I know the way that AGL has talked about it is to assume a relatively low contribution in its ongoing financials, roughly a $50 million economic value every year. When you consider the size of that value to Southern, it’s even smaller. When I think of that the value of Sequent going forward, there certainly are some hedging opportunities. You know that we have resisted merchant businesses, as I mentioned in Steve’s question before, we always evaluate everything on a risk-adjusted basis, we are an EVA shop, that’s why we think this value here is so compelling.

Everything that we’ve told you so far includes no acknowledgment of any operational synergies nor any upside potential. Really the financials that we have suggested to you today are a combination of the base plans of both companies. We think there’s a bright future ahead, we’ll evaluate all business lines on a risk adjusted basis and to the extent there’s any element of risk that is disproportionate, we’ll adjust accordingly.

Stephen Calder Byrd	Q
Morgan Stanley & Co. LLC

Great. Thank you very much.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you, sir.

Operator: Our next question comes from the line of Julien Dumoulin-Smith with UBS. Please go ahead with your question.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Julien, how are you?

Julien Dumoulin-Smith	Q
UBS Securities LLC

Good morning. Not too bad. Thank you. Congrats on the deal.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you, sir.

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

Thanks.

Julien Dumoulin-Smith	Q
UBS Securities LLC

So I have a few cleanup items here. First with regards to dividend and, obviously, this ties back to the equity need. You’ve previously articulated kind of a steady $0.07 per annum growth rate, it seems if you deviate it from that in your comments on the call, what is the expectation, particularly what’s the cadence of growth as you think about your equity needs and those being ratable through the period?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Sure. Just – and I don’t want to speak to the board. This is ultimately a board call, okay, so let’s be very clear. But if you just look at the growth rate, if you look at our dividend payout ratio, everybody knows the math. If we want to keep the payout ratio constant, the rate of growth of earnings must be equal to rate of growth of dividends per share. So as we go into the 4% to 5% range now, which we believe is absolutely certain taking into account no operational synergies, no upsides, no further growth plans, then we think we can grow dividends at a similar rate. If you just kind of do simple math, that would suggest we could move the $0.07 rate to maybe an $0.08 rate, something like that, but we’ll assess all that at the right time.

Julien Dumoulin-Smith	Q
UBS Securities LLC

Got it. And just to be clear with regards to the equity and the credit implication, would you actually shift rating during this interim period or is it your expectation and discussions with the agencies that you would target equity issuance in order to maintain your current ratio or it meets your current rating?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

At least our past practice has been, we have some history with the rating agencies, but when we make a commitment, we follow through on that commitment and they stay with us. That’s exactly what we intend to do right now.

Julien Dumoulin-Smith	Q
UBS Securities LLC

Got it. Excellent. And then a last cleanup item. You discussed at length here the opportunities around gas infrastructure. Can you elaborate a little bit around the regional focus, obviously you talk about – or you historically talked about the Southeast as the opportunity set for your utilities. How wide reaching could these ambitions be? Are we talking about explicit midstream infrastructure as in pipelines and deals like we’ve seen with Dominion and [indiscernible] (40:12) and then perhaps to compliment that, to what extend would there be palatability for gas resources and rate base and is that another angle for approaching the subject?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Absolutely, gas and – gas is part of rate base. I know you’re considering that in Florida, considering some opportunities from Marcellus and Illinois, considering its interstate deal in Georgia, part ownership of the Dominion pipe in Virginia...

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

That’s correct. We have nice – this is John Atherton. We have nice opportunities, as Tom has talked about. Everything from projects that we already have a long term contracts for going into New Jersey, into Virginia and even a smaller project, back into Georgia, working with Williams, it’s the Dalton project on the Transco System, but we’ll have additional opportunities we believe in places like Illinois and we’ve talked about what those opportunities may mean over time. But then working together, it really enhances our position in the Southeast. And just like we recently have success with legislation in Virginia to be able to invest in reserves to protect our customers from prices long-term and make sure gas is available to them long term, we’ll look at that in other areas as we move forward. So, we have all of those opportunities, even better.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

[indiscernible] (41:35) that also, I think, I’ve talked about this on prior earnings calls. When I think about the many opportunities that people are asking us to consider now, given our attractiveness as an anchor tenant, that’s the kind of way we like to do business, I think, I’ve talked about the opportunities coming out of the West really kind of Henry Hub-centered gas supply opportunities relative to Marcellus-centered opportunities. Certainly, the addition of AGL gives us a lot more institutional knowledge, deeper bench, skill set and a broader reach in which to take advantage of value enhancing activities. I think all of these things are really exciting.

In the past, we’ve been able to put forth placeholders for Southern Power and we’ve done that and we’ve exceeded every goal, I think we’ve set there. We have yet to put placeholders in place for any natural gas infrastructure beyond this acquisition. But certainly we see lots of exciting opportunities there. I’m just not ready to put a number on it yet.

Julien Dumoulin-Smith	Q
UBS Securities LLC

Got it. Excellent. And then, just to be very clear about this before, your intention is to keep the credit rating as it’s been?

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

Yes.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yes sir.

Julien Dumoulin-Smith	Q
UBS Securities LLC

Okay. Great. Thanks again for all of that.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you, sir.

Operator: Our next question comes from the line of Paul Ridzon with KeyBanc. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hey, Paul. How are you?

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc

I’m well, Tom. Congratulations. I really like the idea of kind of deepening and spreading your roots across the energy platform.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you, sir.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc.

A lot of growth opportunity there.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

He’s a great guy to do business with, I’ll tell you.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc.

Just a couple of questions, you didn’t talk about any breakup fees or you didn’t really dive into potential synergies as far as consolidating back office or any billing or maybe any truck roll opportunities, just kind of talk about how are you thinking about synergies?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Well, we’re not really prepared to talk about synergies just yet, every, I just want to repeat, everything that we are putting forth in terms of accretive in the first full year, increase in the growth rate of 4% to 5%, credit neutral, potentially with the approval of the board, increasing the dividend growth rate, all of that is without any upsides, any future growth or any operational synergies. With respect to the specific question of breakup fees, it’s 2.5% of equity and that is just a shade over $200 million, it’s actually $201 million.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc.

And what would trigger that?

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

I don’t know. I mean, somebody trying to come in and break up the deal and somebody figuring out that they got a better deal, I just really think that’s unlikely. I think the deal protection language in this transaction, thinking about kind of the collaborative spirit that we’ve had in developing this transaction, giving the fact that this is not kind of a synergy-driven but rather growth-driven idea, all of these things make this completely compelling among and between the two of us. After the deal closes – I mean, after the market closes today, we will file the merger agreement and you can [ph] go through (45:02) that at your heart’s content.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc

Is that $200 million payable to Southern or AGL?

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

Well, it depends on who breaks up.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc.

$200 million either way? Okay.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah. No, it’s to us. Right, we don’t know them.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc.

Is there any circumstance that you’d owe them?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

No.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc

And I don’t know AGL that well, but how far upstream – is their most upstream cash asset?

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

Yeah. As we talked about before, majority of what we’re investing in now is very far downstream. The gas distribution right up to the meter at the premise, but even the interstate pipeline assets that we own now are in – [ph] or investing in are (45:47) pretty far downstream. We do have some gas storage facilities in the Gulf Coast that allow us to help balance the market, just like Tom talked about the importance of ren ewables and needing natural gas infrastructure, those storage facilities help balance those markets, that’s probably – as far as the material assets, that’s our furthest upstream asset that we have.

Paul T. Ridzon	Q
KeyBanc Capital Markets, Inc

Thank you again and congratulations.

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

Thank you, Paul. Appreciate it.

Operator: Our next question comes from the line of Jim von Riesemann with Mizuho. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

JVR, how are you?

James von Riesemann	Q
Mizuho Securities USA, Inc.

I’m good. Yourself?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Awesome.

James von Riesemann	Q
Mizuho Securities USA, Inc.

Congratulations, guys. Hey, couple of questions, most of them have been asked and answered, but on the vote mechanics, can you remind me why there is no Southern shareholder vote?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Cash deal.

James von Riesemann	Q
Mizuho Securities USA, Inc.

Okay. And then with respect to the mechanics on the AGL votes, what are they need in terms of approval for the deal?

Andrew W. Evans	A
President & Chief Operating Officer, AGL Resources Inc.

Sure. This is Drew Evans from AGL. We’ll require a shareholder approval at some point in this calendar year likely. And then we’ll require state approvals in most of the jurisdictions that we serve and ultimately will have to wait through an HSR period.

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

And the shareholder approval is the majority of the outstanding shares.

Andrew W. Evans	A
President & Chief Operating Officer, AGL Resources Inc.

Right.

James von Riesemann	Q
Mizuho Securities USA, Inc.

Simple or super?

Andrew W. Evans	A
President & Chief Operating Officer, AGL Resources Inc

Simple.

James von Riesemann	Q
Mizuho Securities USA, Inc.

Okay. And then I guess, lastly, one question now that you’re getting bigger into gas, is Southern Power still strategic?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Absolutely.

James von Riesemann	Q
Mizuho Securities USA, Inc.

Okay. That’s all I had. Talk to you later.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

You bet. Thank you, buddy. See you.

James von Riesemann	Q
Mizuho Securities USA, Inc.

Thanks.

Operator: Our next question comes from the line of Ali Agha with SunTrust. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Ali, how are you?

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Thank you. Good morning. How are you, sir?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Good morning.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Good morning. Couple of clarifications, one, just to understand the permanent financing of this deal, so you’re buying – you’re paying it for $8 billion and you’re saying that ultimately you’ll have $3 billion of additional equity, which is about 38%, if you do the math. So the other $5 billion, is that all debt or how does the permanent financing – how should we be think about the permanent financing or is that enough equity $3 billion to pay for this?

Arthur P. Beattie	A
Chief Financial Officer & Executive Vice President

That’s our plan, Ali, $3 billion of equity by 2019. We’ll issue a little debt ahead of that, and take that out by the year 2019, such that we get back to, like I said, our metric range where we currently rate it. The debt will be issued as we would expect across the maturity range as we issue it. But you’re correct in your statement.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Okay. And then secondly, also just to understand and make sure the apples to apples comparison is correct, the 4% to 5% growth rate of 2015 that’s looking at 2015 through 2018, if memory serves me right, and previously you guys had said it would be 3% to 4% on a Southern standalone. Can you just remind me apples to apples how that math works?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

You got it. Actually this thing extends, we can kind of think about 2019 in terms of the equity plan. So, I think we can talk in terms of through 2019, we’ll get 4% to 5%, but this thing looks attractive day one the way we’re structuring it and the way we do our math is 4% off the low and 5% off the high.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Okay. And, Tom, so previously, [ph] if a (49:37) Southern standalone, the math would have been 3% to 4%, 2015 through 2019?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

That’s right. 3% of the bottom and 4% off the top and recall the range this year, $2.76 to $2.88. So, grow $2.88 at 5%, grow $2.76 at 4% per year. So, by 2019, that’d suggest a range of $3.23 to $3.50, I just gave you the math. We think we’re well within that, very comfortable, and including no upside, no operational synerg ies, no further growth investments.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Okay. Because I know, Tom, again, if memory serves me right, previously you had talked about a slowdown in the Southern standalone growth profile through maybe 2017, maybe 2018, but then a pickup again in the later part of the decade.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

So I guess I’m just trying to put this in context of that, what you’re you are saying is, you’re getting that growth earlier, is essentially what you are saying here, you’re picking up that 100 basis points?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Ali, all of that growth I suggested really related to the next generation of plans and consequences of either new environmental regulations related to ash ponds and all the kind of 316(b) stuff as well as kind of as a consequence of the Clean Power Plan, what we’re going to have to do to add in our territory more gas assets, more renewables, more generation in general. So we’ve always said that, when you kind of look at the financials of Southern on a standalone basis, before this transaction – in fact, one of my directors, David Grain, used a funny expression, he called it a [indiscernible] (51:19) in 2017 in a general slowdown.

We think this transaction kind of fills into David, if you will, and provides us a very certain rate of growth. Let me remind you, at the end of this, all of those factors that I’ve talk about remain and are not part of our trajectory going forward. The trajectory we’re talking about today is solely as a consequence of the joining of AGL with Southern. The opportunities to grow with investments in new generation remain, as well as investments in new environmental remain as well as investments in more Southern Power as well as investments in more gas infrastructure. So my sense is we’ve created a – and I hate to use the word platform, but we’ve created a wonderful platform to take this company and grow value to our shareholders.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Okay. And last question, Tom, with this transaction, you’d also obviously expanding the Southern footprint beyond your Southeastern territories. Illinois is going to become, relatively speaking, a bigger part of the mix. Of course, the Southeast has been your bread and butter, you’ve got very strong deep relationships with the regulatory folks there. What’s your comfort level in that expansion and particularly getting into Illinois and Maryland and some of these other states?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Well. Let me first say – and it’s a compliment to everybody that works at AGL Resources including John Somerhalder, Drew Evans, the whole team there. They’ve built a terrific business and they’ve been able to add to their asset mix in a very shareholder friendly way. When I think about Illinois in particular, the growth in Illinois that suggested kind of broadly when we look at a 6% to 9% earnings per share growth trajectory for AGL Resources, most of that growth has already spoken for with riders, so there was pipeline replacement programs. I mean we’re not betting on hockey sticks here. We think these are safety related, sound investment that will continue in the case of Illinois. I think the initial program goes until 2023.

So, this is a trajectory that we can believe in. This company, AGL Resources, also has, like Southern does, very strong regulatory change, good relations with their regulators, good standing in their jurisdictions and has, as we do, a longstanding history of serving customers in the communities that they are privilege to reside in. We think we will help that. Together, we’ll be very strong, and we look forward to, I think as we have had in the Southeast for decades, constructive regulatory relations.

Ali Agha	Q
SunTrust Robinson Humphrey, Inc.

Understood. Thank you.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you.

Operator: Our next question comes from the line of Greg Gordon with Evercore ISI. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hey, Greg. Greg? Greg, where did you go? Operator?

Operator: Mr. Gordon, your line is open. Please go ahead with your question. Please verify if your line is muted.

Greg Gordon	Q
Evercore ISI

I am sorry about that. I am sorry about that. I was on mute. I apologize.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Oh, man! You are on mute.

Greg Gordon	Q
Evercore ISI

Classy mistake. So anyway, the – looking – I am not that super familiar with AGL either, but I just hold up a bunch of their analyst presentations and looking at their presentation for me from AGA. And it looks like they really have a lot of these infrastructure growth projects really start to kick in, in terms of EBIT contribution in 2018, 2019 timeframe. So that – is that why you are structuring the financing package the way you have with a more debt upfront, and then [ph] tethering (55:16) in the equity over time so that you fund the equity portion as the growth structure to kicking in so that that kind of is the financial logic around your growth rate aspiration?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Yeah, I’d just say that [ph] weave (55:26) it differently. When you think about it, if we did a slug of equity right now, I think we’d be over equitized again to some extent. I think keeping in a very kind of rational process where we use our plans and use our dribble program, minimize the impact of shares outstanding, maximize the impact of shareholder benefit, preserving credit quality, we think this is a plan that makes sense. And listen, we’re good with our work. We’ve committed to the rating agencies, we’ve done these things and [ph] as they (56:02) stayed with us, we visited with them, had very constructive conversations, we look forward to moving forward. I think this is a sensible plan, on a risk adjusted basis, it’s a winner.

Greg Gordon	Q
Evercore ISI

Okay. And as you said the acceleration and EBIT contribution coming from their investments in that 2018, 2019 timeframe, that’s all stuff that you feel very comfortable with [indiscernible] (56:26).

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Absolutely.

Greg Gordon	Q
Evercore ISI

Great. Thank you very much.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you, sir. Operator we have time for one more question. As you can imagine, we have a busy day today, for our AGL friends. Sometimes our earnings calls sound like Berkshire Hathaway Annual Meetings, they go on forever, but with the press of media and a variety of other things, if we could just take one more question – certainly, Jimmy and Dan will be available on the Boiler Room later.

Operator: Thank you. Our last question comes from the line of Mark Barnett with Morningstar. Please go ahead.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hey, Mark.

Mark Barnett	Q
Morningstar Research

Hey, good morning, everybody.

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

Good morning.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Hey, Mark.

Mark Barnett	Q
Morningstar Research

Very exciting news covering both of you here for me.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

[ph] Great. (57:05)

John W. Somerhalder II	A
Chairman & Chief Executive Officer, AGL Resources Inc.

Thanks, Mark.

Mark Barnett	Q
Morningstar Research

Look, I know you want to get off to your business today. So and you haven’t commented directly on the synergies. I know that’s obviously work you have some to do. But if I think about kind of your typical utility merger, we’ve started to see some bigger numbers come out from the bigger deals and this in particular, when you think about some of the back office sort of things within Georgia, you might see some higher synergies, is that – you may not be able to answer this, but we’re thinking about 5% to 7% [ph] in (57 :43) consolidated. Is that going to be a conservative target with this deal, it doesn’t really provide kind of some extra synergies you wouldn’t have out of state or am I thinking about this the wrong way?

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Look, I’d rather not get into that, it’s absolutely certain that we believe we can bring value to customers. Our model, we called it, the Circle of Life in the past, but the whole idea is for customers [indiscernible] (58:08) everything we do, and to provide them with the best reliability in lowest time and the best service possible. I may remind you that last year, our four companies at least in electric utility industry were the top four customer satisfaction utilities in the United States among our peers. We will continue to seek to provide the best reliability, lowest prices and the best service possible. We’ll take advantage of any efficiency we can gain in order to deliver that commitment. And we think that really serves our business well and is the bed rock of our foundation for decades to come.

Mark Barnett	Q
Morningstar Research

I appreciate that. And again, congratulations on reaching agreement. I look forward to talking you guys a little bit more about this in the future. Thanks.

Thomas A. Fanning	A
Chairman, President & Chief Executive Officer

Thank you, sir. Appreciate you calling in, this morning.

Thomas A. Fanning
Chairman, President & Chief Executive Officer

Well operator, I guess that was the last call. Let me just finish off. When everyone look at this transaction, I want them to know that the reason we found AGL so attractive as a target for us was because they have built a terrific business, terrific leadership, terrific employees, terrific product, at the end of the day making the community they serve better because they are there.

We think the addition of their skills, background, perspective, context, judgment to the Southern Company family provides us an opportunity to grow ourselves and to make the future even brighter for customers, for shareholders and employees. They are terrific people to do business with and we look forward to the years ahead. Thanks everyone. I appreciate you joining us this morning.

Operator: Thank you, sir. Ladies and gentlemen, this does conclude the call. You may now disconnect.

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Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between AGL Resources Inc. (the “Company”) and The Southern Company. In connection with the transaction, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and security holders will be able to obtain the proxy statement (when available), as well as other filings containing information about AGL Resources Inc., free of charge, at the SEC’s website at www.sec.gov, or free of charge from the Company at www.aglresources.com under the tab Investor Relations/SEC Filings or by directing a request to the Company at AGL Resources Inc., P.O. Box 4569, Atlanta, GA 30302-4569.

Participants in the Solicitation

The directors and executive officers of the Company, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 17, 2015. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements and are subject to uncertainties and risks.  These forward-looking statements relate to, among other things, the expected benefits of the transaction such as efficiencies, cost savings, growth potential, and the expected timing of the completion of the transaction. Forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “proposed,” “seek,” “should,” “target,” “would” or similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following:  the failure to receive, on a timely basis or otherwise, the required approvals in connection with the transaction with The Southern Company by the Company’s shareholders and government or regulatory agencies (including the terms of such approvals); the risk that another condition to closing of the merger may not be satisfied; and other risk factors relating to the energy industry, as detailed from time to time in the Company’s reports filed with the SEC. There can be no assurance that the transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this communication, as well as under Item 1.A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and Item 1.A in the Company’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015. The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and security holders should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

There also may be other factors that we do not anticipate or that we do not recognize are material that could cause results to differ materially from expectations. Forward-looking statements speak only as of the date they are made. The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required by law.